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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) AUGUST 17, 1999
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                           NETSOL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


       333-28861                                         95-4627685
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(Commission File Number)                     (IRS Employer Identification No.)


233 Wilshire Boulevard, Suite 510, Santa Monica, California           90401
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (310) 395-4073
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 13, 1999, NETSOL INTERNATIONAL, INC. (the "Registrant") entered into an agreement with NETWORK SOLUTIONS GROUP, LTD., a Company organized under the laws of the country of United Kingdom ("Network") whereby the Registrant acquired 100% of the outstanding capital stock of Network in exchange for 155,000 shares of restricted stock of the Registrant.

         The acquisition closed on August 13, 1999. It is currently impracticable for the Registrant to file the required audited financial statements for this acquisition, as they are en route from overseas. However, the Registrant shall file such financial statements under cover of Form 8-K as soon as practicable, but no later than sixty days from the date of filing this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   August 17, 1999             NetSol International, Inc.

                                     By: /s/ Najeeb Ghauri
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                                           Najeeb Ghauri
                                     Its:  President, Chief Financial Officer,
                                     and Secretary



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